MML SERIES INVESTMENT FUND
MML Mid Cap Value Fund
(the “Fund”)
Supplement dated June 4, 2025 to the
Prospectus dated April 25, 2025 and the
Summary Prospectus dated April 25, 2025
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.
Effective immediately, the following information replaces similar information for Michael Liss of American Century Investment Management, Inc. found under the heading Portfolio Manager(s) in the section titled Management (page 64 of the Prospectus):
Michael Liss, CFA is a Vice President and Senior Portfolio Manager at American Century. He has managed the Fund since its inception (May 2006). He is expected to step down as a portfolio manager of the Fund on December 31, 2025.
Effective immediately, the following information replaces similar information for Michael Liss found under American Century Investment Management, Inc. under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds on page 119 of the Prospectus:
Michael Liss, CFA______________________________________________________________________________________
is a portfolio manager of the MML Mid Cap Value Fund, which is managed on a team basis. He is jointly and primarily responsible for the day-to-day management of the Fund. Mr. Liss is a Vice President and Senior Portfolio Manager for American Century. Mr. Liss joined American Century in 1998 and became a portfolio manager in 2004. He is expected to step down as a portfolio manager of the Fund on December 31, 2025.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
MMLPRO-25-02
MMLMCV-25-01